UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2022

Adtalem Global Education Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	ATGE	New York Stock Exchange
Common stock $0.01 par value per share	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously reported by Adtalem Global Education (“Adtalem”) on the Current Report on Form 8-K dated January 24, 2022, Adtalem entered into an Equity Purchase Agreement (the “Agreement”) with Wendel Group and Colibri Group (the “Purchaser”). Pursuant to the terms and subject to the conditions set forth in the Agreement, Adtalem will sell all of the issued and outstanding shares of the Association  of Certified Anti-Money Laundering Specialists (“ACAMS”), Becker Professional Education (“Becker”), and OnCourse Learning (“OCL”) to the Purchaser for cash (such sale, the “Transaction”).

Adtalem is furnishing this Current Report on Form 8-K to provide historical unaudited Consolidated Statements of Income (Loss) information, which reflects the Financial Services segment as a discontinued operation and certain non-GAAP earnings information and operating income for the Financial Services segment for the previously reported fiscal years ended June 30, 2020 and June 30, 2021, and the previously reported quarterly periods ended September 30, 2020 through September 30, 2021.

The schedule in Exhibit 99.2 includes net income from continuing operations excluding special items and reconciles this non-GAAP measure to the most directly comparable GAAP measure. Management believes that the non-GAAP disclosure of net income from continuing operations excluding special items provide investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations and is useful for period-over-period comparisons of such operations given the nature of the special items. Adtalem uses these supplemental financial measures internally in its management and budgeting process. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, Adtalem’s reported results prepared in accordance with GAAP.

The schedule in Exhibit 99.3 includes operating income excluding special items on a consolidated and segment basis and reconciles these non-GAAP measures to the most directly comparable GAAP measures. Certain expenses previously allocated to the Financial Services segment have been reclassified to the Home Office and Other segment for all periods as of September 30, 2021 and prior based on discontinued operations reporting guidance regarding allocation of corporate overhead.

The information furnished in this Item 7.01, including Exhibits 99.1, 99.2, and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Unaudited Consolidated Statements of Income (Loss) for the fiscal years ended June 30, 2020 and June 30, 2021, and quarterly periods ended September 30, 2020 through September 30, 2021.
99.2	Schedule of non-GAAP Earnings for the fiscal years ended June 30, 2020 and June 30, 2021, and quarterly periods ended September 30, 2020 through September 30, 2021.
99.3	Schedule of non-GAAP Segment Operating Income for the fiscal years ended June 30, 2020 and June 30, 2021, and quarterly periods ended September 30, 2020 through September 30, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adtalem Global Education Inc.

Date: February 8, 2022	By:	/s/ Robert J. Phelan
Robert J. Phelan
Senior Vice President and Chief Financial Officer